BAILARD, BIEHL & KAISER INTERNATIONAL FUND GROUP, INC.

                      Supplement dated October 17, 2000 to
    Prospectus and Statement of Additional Information dated January 27, 2000


     THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND (THE "BOND FUND") AND THE BAILARD, BIEHL & KAISER EQUITY FUND (THE "EQUITY FUND," AND TOGETHER WITH THE BOND FUND, THE "FUNDS"):

     On October 17, 2000, the Board of Directors of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Company") approved the following changes to the Bond Fund and the Equity Fund subject to the approval of certain of the changes by the stockholders of the Funds:

     1. The Bond Fund's investment objective will change to seeking total return, from income and long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities, of U.S. and foreign issuers. The Bond Fund will invest up to 100% of its assets in dollar-denominated securities and up to 50% of its assets in non-dollar denominated securities.

     2. The Bond Fund will be permitted to invest all of its assets in debt securities of U.S. and foreign companies that are rated at least Baa3 or BBB-, and up to 20% of its assets in debt of lesser quality, emerging market debt, preferred stock and convertible bonds. The Bond Fund will also be permitted to invest in taxable municipal debt and Rule 144A securities.

     3.   The  Bond   Fund   will   initially   be   measured   against  a  100%
          currency-hedged benchmark.

     4. The name of the Bond Fund will change to the "Bailard, Biehl & Kaiser Bond Opportunity Fund."

     5. The annual management fee paid by the Bond Fund will be reduced from 0.75% to 0.60% of average daily net assets.

     6. Investors will be permitted, at the discretion of the Adviser, to purchase shares of the Bond Fund in exchange for marketable debt securities that are suitable for investment by the Bond Fund.

     7. Fundamental Policy No. 6 will be amended to permit the Equity Fund to lend its portfolio securities, subject to any restrictions imposed by applicable law and the adoption of procedures by the Board of Directors.

     8. Fundamental Policy No. 9, which restricts both Funds from investing in the securities of an issuer with less than three years of operating history, and Fundamental Policy No. 13, which restricts both Funds from investing in companies whose securities one or more officers or directors of the Company have certain percentage interests, will be eliminated.

     The proposed changes will be considered at a meeting of the stockholders scheduled for December 14, 2000. Stockholders will receive proxy materials in advance of the meeting describing the proposed changes.